UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

POAGE BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 13, 2018

Dear Fellow Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Poage Bankshares, Inc. The meeting will be held at Ashland Community & Technical College, Technology Conference Room, 1400 College Drive, Ashland, Kentucky, on May 15, 2018 at 10:00 a.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of Poage Bankshares. Also enclosed is our 2016 Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to appropriate questions that stockholders may have.

The business to be conducted at the Annual Meeting consists of (i) the election of three directors, (ii) the consideration of an advisory, non-binding proposal with respect to the executive compensation as described in the Proxy Statement, and (iii) the ratification of the appointment of Crowe Horwath LLP to serve as the independent registered public accounting firm for the year ending December 31, 2018. The Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope, even if you currently plan to attend the meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

Our Proxy Statement and the 2017 Annual Report to Stockholders are available at www.cstproxy.com/townsquarebank/2018.

Sincerely,

Thomas L. Burnette
Chairman of the Board

Poage Bankshares, Inc.

1500 Carter Avenue

Ashland, Kentucky 41101

(606) 324-7196

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

The 2018 Annual Meeting of Stockholders of Poage Bankshares, Inc. will be held at Ashland Community & Technical College, Technology Conference Room, 1400 College Drive, Ashland, Kentucky, on May 15, 2018, at 10:00 a.m., local time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The purpose of the Annual Meeting is to consider and vote upon:

1.	the election of two directors;

2.	the approval of an advisory, non-binding resolution with respect to the executive compensation as described in the Proxy Statement;

3.	the ratification of the appointment of Crowe Horwath LLP to serve as the independent registered public accounting firm for the year ending December 31, 2018; and

4.	any other matters that may properly come before the Annual Meeting, or any adjournments thereof (Note: The Board of Directors is not aware of any other business to come before the Annual Meeting).

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 29, 2018 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, THEN YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

James W. King
Secretary

Ashland, Kentucky

April 13, 2018

THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Poage Bankshares, Inc.

1500 Carter Avenue

Ashland, Kentucky 41101

(606) 324-7196

PROXY STATEMENT

FOR

2018 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 15, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Poage Bankshares, Inc. (“Poage Bankshares,” “Company,” “we” or “us”) to be used at the Annual Meeting of Stockholders, which will be held at Ashland Community & Technical College, Technology Conference Room, 1400 College Drive, Ashland, Kentucky, on May 15, 2018, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 13, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2018

The Notice of 2018 Annual Meeting of Stockholders, the Proxy Statement for the 2018 Annual Meeting of Stockholders, and the Company’s 2017 Annual Report to Stockholders are each available on the Internet at www.cstproxy.com/townsquarebank/2018.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Poage Bankshares will be voted in accordance with the directions given thereon. Please sign, date and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed and dated proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the advisory, non-binding resolution with respect to the executive compensation as described in this Proxy Statement and “FOR” the ratification of the appointment of Crowe Horwath, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2018.

Proxies may be revoked by sending written notice of revocation to the Secretary of Poage Bankshares at the address shown above, by filing a duly executed proxy bearing a later date, by following the Internet or telephone voting instructions on the enclosed proxy card or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary before the voting of such proxy. The deadline for telephone and internet voting is 11:59 p.m., Eastern Time, on May 14, 2018.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES, PRINCIPAL HOLDERS, AND VOTING

Voting Securities

Except as otherwise noted below, holders of record of the shares of the Company’s common stock as of the close of business on March 29, 2018 are entitled to one vote for each share then held. As of the close of business on that date, there were 3,499,846 shares of common stock issued and outstanding.

Principal Holders

Persons and groups who beneficially own more than 5% of the shares of Company common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 31, 2018, the shares of Company common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us to be a beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each director and executive officer and for the Town Square Bank Employee Stock Ownership Plan (the “ESOP”) is 1500 Carter Avenue, Ashland, Kentucky 41101.

Name and Address of Beneficial Owners	Number of Shares Owned and Nature of Beneficial Ownership (1) (2)		Percent of Shares of Common Stock Outstanding

Greater than 5% Stockholders

Town Square Bank ESOP	263,106		7.52%

Joseph Stilwell Stilwell Partners, L.P. Stilwell Value LLC Stilwell Value Partners VII, L.P Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. 111 Broadway, 12th Floor New York, New York 10006	374,708	(3)	10.71%

Wellington Management Group LLP. Wellington Group Holdings LLP Wellington Investment Advisors Holdings LLP Wellington Management Company LLP	177,357	(4)	5.07%
c/o Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210

Maltese Capital Management, LLC Maltese Capital Holdings, LLC Terry Maltese	321,900	(5)	9.20%
150 East 52nd Street, 30th Floor
New York, New York 10022

Directors and Executive Officers

Bruce VanHorn, President, Chief Executive Officer and Director	42,037	(6)	1.20%
Stephen Burchett, Director	50		*
Thomas L. Burnette, Chairman of the Board	91,586		2.62%
Everett B. Gevedon, Director	39,175	(7)	1.12%
Daniel King III, Director	7,781	(8)	*
Stuart N. Moore, Director	63,962	(9)	1.82%
Charles W. Robinson, Vice Chairman of the Board	48,237	(10)	1.38%
John C. Stewart, Jr., Director	67,088	(11)	1.92%
James W. King, Executive Vice President, Chief Information Security Officer and Secretary	43,625	(12)	1.24%
Jane Gilkerson, Executive Vice President and Chief Financial Officer	3,796	(13)	*
Miles R. Armentrout, Executive Vice President and Chief Credit Officer	13,343	(14)	*

All directors and executive officers as a group (11 persons)	420,680		12.02%

2

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	An aggregate of 64,148 shares held in the ESOP have been allocated to participant accounts. Excludes ESOP allocations for 2017 because data was unavailable as of the printing of this Proxy Statement.
(3)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on July 28, 2015.
(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2018.
(5)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on September 12, 2017.
(6)	Includes 18,450 shares held jointly with Mr. VanHorn’s wife, over which Mr. VanHorn is deemed to have shared voting and dispositive power, 5,805 shares held by an IRA for the benefit of Mr. VanHorn, 1,782 shares held by the ESOP and options to purchase 16,000 shares of stock that have vested or will vest within 60 days of the record date. Excludes ESOP allocations for 2017 because data was unavailable as of the printing of this Proxy Statement.
(7)	Includes 1,618 unvested shares of restricted stock and options to purchase 12,000 shares of stock that have vested or will vest within 60 days of the record date.
(8)	Includes 7,583 shares held jointly with Mr. King’s wife and daughter, and 198 shares held in an IRA for the benefit of Mr. King’s wife, over all of which he has shared voting and dispositive power together with his wife and daughter.
(9)	Includes 15,000 shares held by Mr. Moore’s wife, over which he is deemed to have shared voting and dispositive power together with his wife, 1,618 unvested shares of restricted stock, and options to purchase 12,000 shares of stock that have vested or will vest within 60 days of the record date.
(10)	Includes 15,000 shares held by Mr. Robinson’s wife, over which he is deemed to have shared voting and dispositive power together with his wife, 1,618 unvested shares of restricted stock, and options to purchase 4,800 shares of stock that have vested or will vest within 60 days of the record date.
(11)	Includes 11,460 shares held by Scorpio Assurance, a company controlled by Mr. Stewart, over which he is deemed to have voting and dispositive power, 993 shares held by the John C. Stewart, Jr. Living Trust, for which he serves as trustee, and 54,635 shares held by the John C. Stewart, Jr. and Mary Patricia Stewart Living Trust, for which he serves as trustee.
(12)	Includes 4,738 shares held by the ESOP, 1,887 unvested shares of restricted stock and options to purchase 25,000 shares of stock that have vested or will vest within 60 days of the record date. Excludes ESOP allocations for 2017 because data was unavailable as of the printing of this Proxy Statement.
(13)	Includes 34 shares held jointly with Ms. Gilkerson’s husband, over whom she is deemed to have shared voting and dispositive power, 908 shares held by the ESOP and 2,854 shares held in an IRA for her benefit. Excludes ESOP allocations for 2017 because data was unavailable as of the printing of this Proxy Statement.
(14)	Includes 2,000 shares held by the ESOP, 1,887 unvested shares of restricted stock and options to purchase 5,000 shares of stock that have vested or will vest within 60 days of the record date. Excludes ESOP allocations for 2017 because data was unavailable as of the printing of this Proxy Statement.

Quorum

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own more than 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Method of Counting Votes

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

3

In voting on the advisory, non-binding resolution with respect to our executive compensation, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. To approve the proposal, the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required to approve this non-binding resolution. While this vote is required by law, it will neither be binding on us or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on us or the Board of Directors.

As to the ratification of the appointment of Crowe Horwath LLP to serve as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification.

If, at the time of the Annual Meeting, there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by the inspector of election designated by our Board of Directors.

Participants in the ESOP and Holders of Non-Vested Restricted Stock

Participants in the ESOP will receive a Vote Authorization Form that reflects all of the shares the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your ESOP Vote Authorization Form is May 7, 2018 at 5:00 p.m., local time.

Pursuant to the terms of the Poage Bankshares, Inc. 2013 Equity Incentive Plan, a participant is entitled to direct how to vote the non-vested restricted shares of Company common stock awarded to him or her.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors is comprised of eight members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating Committee of the Board of Directors has nominated the following individuals to serve as directors for three-year terms: Stephen S. Burchett and Daniel King III, both of whom is currently a director of Poage Bankshares. They have agreed to serve, if elected, and have consented to being named in this Proxy Statement. The Board of Directors unanimously recommends a vote “FOR” the election of all of the nominees.

The table below sets forth certain information regarding the nominees, the directors continuing in office, and the executive officers who are not directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which the nominees were selected.

4

Name	Position(s) Held with Poage Bankshares and/or Town Square Bank	Age (1)	Director Since (2)	Current Term Expires

NOMINEES

Stephen S. Burchett	Director	51	2015	2021
Daniel King III	Vice Chairman of the Board	68	2015	2021

CONTINUING DIRECTORS

Bruce VanHorn	President and Chief Executive Officer	63	2015	2019
Everett B. Gevedon	Director	60	1998	2019
John C. Stewart, Jr. (3)	Director	71	2014	2019
Stuart N. Moore.	Director	60	2005	2020
Charles W. Robinson	Vice Chairman of the Board	72	1996	2020
Thomas L. Burnette (3)	Chairman of the Board	68	2014	2020

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Jane Gilkerson	Executive Vice President and Chief Financial Officer	56	N/A	N/A
Miles R. Armentrout	Executive Vice President and Chief Credit Officer	61	N/A	N/A
James W. King	Executive Vice President, Chief Information Officer and Secretary	59	N/A	N/A

(1)	As of December 31, 2017.
(2)	Includes service with Poage Bankshares and Town Square Bank.
(3)	Before their appointment in 2014 in connection with the acquisition of Town Square Financial Corporation, each of Messrs. Burnette and Stewart had served as a director of Town Square Financial Corporation and Town Square Bank since 2011.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee to determine that the person should serve as a director. Each director of Poage Bankshares is also a director of Town Square Bank.

Director Nominees

Stephen S. Burchett was elected as a director by shareholders in 2015. He is a member of the law firm of Jackson Kelly, PLLC. As a long practicing attorney in the area, he has repeatedly been named one of The Best Lawyers in America™ and a Superlawyer™ by Superlawyer Magazine™. Mr. Burchett has successfully represented a wide range of clients in complex litigation throughout Central Appalachia. These clients include several of the Tri-States’ largest private employers such as publicly traded energy, healthcare and industrial companies. He has also represented several clients in mergers and acquisitions and has experience advising and providing legal guidance to boards of directors and officers.  He is the only attorney practicing in the Tri-State who is board-certified by the American Board of Professional Liability Attorneys™. He attended the University of Virginia on the prestigious Jefferson Scholarship and received his law degree from the University of Kentucky where he was president of the Student Bar Association.  He has also served as a representative to the Kentucky Bar Association Board of Governors. Mr. Burchett was selected to serve on the Board of Directors because his extensive legal background and significant legal expertise and financial management experience provides insight to local lending as well as familiarity with the legal aspects of our business.

Daniel King III was appointed to the board of directors in March 2015 because his extensive experience as a business attorney provides a unique perspective on our business and operations, and because his client service and community service provide insight into the needs of members of our community. Mr. King practiced law as a solo practitioner in Ashland, Kentucky from 1978 to 2012. He is the Assistant Boyd County Attorney, a position he has held since 1985. Mr. King holds a bachelor’s degree from the University of Kentucky and a J.D. from the University of Kentucky College of Law.

5

Directors Continuing in Office

Bruce VanHorn was appointed as President and Chief Executive Officer of Poage Bankshares in August 2015. Mr. VanHorn is a member of the board of directors of Poage Bankshares, to which he was appointed in August 2015. He is also a member of the board of directors of Town Square Bank, to which he was appointed in December 2014. He was appointed Executive Vice President of Poage Bankshares and President of Town Square Bank in March 2014. Previously, he served as President, Chief Executive Officer and Chairman of the Board of Town Square Financial Corporation and Town Square Bank. Mr. VanHorn has worked in the financial industry since 1987. He began his banking career with Third National Bank serving as Vice President and Branch Administrator where he was responsible for seven branches in the Boyd and Greenup County markets. Mr. VanHorn was one of the founders of Town Square Bank and held the position of Executive Vice President and Chief Operations Officer. In July of 2001, he was promoted to President and Chief Executive Officer and later named Chairman of the Board. Mr. VanHorn’s educational background includes an associate degree in chemistry from the University of Kentucky, a Bachelor of Business Administration from Marshall University, and an MBA from Morehead State University. He has also graduated from the Kentucky School of Banking at the University of Louisville and the Graduate School of Banking at Louisiana State University. Mr. VanHorn is very active in several not-for profit organizations within Boyd County, and currently is an officer within those organizations. Mr. VanHorn was selected to serve on the Board of Directors because his broad banking experience and leadership skills provide insight as well as management skills for the Company and because his involvement in community organizations is beneficial to Town Square Bank’s lending activities.

Everett B. Gevedon, MD is President and Chief Executive Officer of Family Allergy Services, Inc. in Ashland, Kentucky, a position he has held for 30 years. Dr. Gevedon is a founding member and past Chairman of the Ashland Alliance, the new Chamber of Commerce and Economic Development serving a two-county area. He also served as Chairman of the City of Ashland’s Economic Development Board for five years. His other community service includes the Ashland City Park Board. Dr. Gevedon has previously served as Chairman of the Ashland Tourism Commission and as a board member of the Boyd County Board of Health, Ashland Community College Foundation and the Highlands Museum and Discovery Center. Dr. Gevedon has served as a director of Town Square Bank since 1998. He was selected to serve as a director of Poage Bankshares because his long experience as President and Chief Executive Officer of a small business provides insight with respect to the lending needs of owners and operators of small businesses in our market area. Further, his extensive experience on area economic development boards provides insight into economic conditions and business development projects within our market area, as well as contacts with area commercial loan prospects.

John C. Stewart, Jr. was appointed as a director in March 2014 in connection with the acquisition of Town Square Financial Corporation and Town Square Bank after serving on the boards of directors of those institutions since 2011. He retired as President of Big Sandy Furniture, Inc., a furniture retailer in Ashland, Kentucky, in April 2010 after dedicating 42 years to the company where he began his career in 1968 as a salesperson. Mr. Stewart is a life-long resident of Ashland, Kentucky, and he graduated from the University of Kentucky with a B. S. in Business/Economics. Mr. Stewart previously served on the Board of Directors for Community Trust and National City Bank. Mr. Stewart is very active in civic and educational organizations within Boyd County, including service on the Executive Committee of KDMC, as Chairman of the Board of ACTC, and as Financial Secretary of Holy Family Church and School. Mr. Stewart was selected to serve as a director of Poage Bankshares because his extensive involvement in the management of a local business provides insight as to the lending needs of owners and operators of small businesses in our market area.

Stuart N. Moore, DMD retired from dentistry in 2006 after practicing for twenty-five years at Dr. Stuart N. Moore PSC in Ashland, Kentucky. He has served as President of Jasmine Properties LLC in Ashland, Kentucky, which owns and manages residential and commercial rental properties, since 1982. Dr. Moore obtained his real estate sales license in 1993 and was listed as a part-time real estate agent for various real estate agencies in Ashland, Kentucky until placing his license in an inactive escrow status in 2013. Dr. Moore has served on the board of directors of Town Square Bank since 2005 and was selected to serve as a director of Poage Bankshares because his knowledge of real estate value from construction, comparable sales and income approaches are helpful in evaluating loan approvals, as well as experience reviewing financial statements.

6

Charles W. Robinson is a certified public accountant who has worked extensively with businesses operating in our community. Mr. Robinson has worked in public accounting since 1973 and has been employed at Charles W. Robinson P.S.C. CPA in Ashland, Kentucky since 1984. Mr. Robinson performed our audit before becoming a director in 1996. Mr. Robinson has served as a director of Town Square Bank since 1996, and was selected to serve as a director of Poage Bankshares because his experience in public accounting and real estate provides a broad and unique perspective on the challenges facing our organization and our business strategies and operations, and because his experience as a certified public accountant provides unique insight into our financial accounting practices and procedures, financial reporting and our relationship with our auditors.

Thomas L. Burnette was appointed as a director in March 2014 in connection with the acquisition of Town Square Financial Corporation and Town Square Bank after serving on the boards of directors of those institutions since 2011 and was appointed as Vice Chairman of the Board of Directors in December 2014. Mr. Burnette has been the President and Owner of Ashland Office Supply, Inc., an office supply retailer in Ashland, Kentucky, since 1978. He is a graduate of Morehead State University. Mr. Burnette has served in a variety of capacities at civic and community organizations in Boyd County, including the Ashland Kiwanis Club, Ashland National Little League, United Way of Boyd and Greenup Counties, King’s Daughters’ Health Foundation, Community Hospice, the YMCA, the Boyd County Public Library, Junior Achievement of the Ohio Valley, ACC Entrepreneur Center, the Ashland Planning Commission, the Woodlands Foundation and the Kentucky Heart Institute and Kingsbrook Lifecare Center. He has also previously served as a director of the Bank of Ashland and Fifth-Third Bank of Ashland. Currently, he serves as Chairman of the Ethics Committee for the City of Ashland. Mr. Burnette was selected to serve as a director of Poage Bankshares because his extensive involvement in the management of a local business provides insight as to the lending needs of owners and operators of small businesses in our market area. In addition, his extensive community service will be beneficial to Town Square Bank’s operations.

Executive Officers Who Are Not Directors

Jane Gilkerson was appointed as Executive Vice President and Chief Financial Officer of Poage Bankshares and Town Square Bank in March 2014 after serving as Senior Vice President and Chief Financial Officer of Town Square Financial Corporation and Town Square Bank since February 2003. Previously, Ms. Gilkerson worked for Hayflich, PLLC in Huntington, West Virginia, from February 2000 to February 2003. Before entering public accounting, Ms. Gilkerson worked in the banking industry since 1979. She is a Certified Public Accountant licensed to practice in West Virginia. She holds a Bachelor of Business Administration in Accounting from Marshall University. Ms. Gilkerson currently serves as Treasurer for Hope’s Place, a not-for-profit organization, in Ashland, Kentucky.

Miles R. Armentrout was appointed Executive Vice President and Chief Credit Officer of Poage Bankshares and Town Square Bank in June 2012. He previously served as Senior Vice President and Senior Loan Officer of Farmers and Merchants Bank, Miamisburg, Ohio, since 2011. Before his employment with Farmers and Merchants Bank, he served as Executive Vice President and Senior Commercial Banking Officer with WesBanco Bank, Wheeling, West Virginia, since 2007 and Executive Vice President and Chief Lending Officer for Oak Hill Banks, Jackson, Ohio, since 2005. Before holding this position, he served as Regional President for the Western Ohio markets since 2003 and Senior Vice President and Senior Loan Officer of Oak Hill subsidiary bank, Towne Bank, Cincinnati, Ohio, since 2001. Mr. Armentrout served as Regional Executive of Sky Bank, Bowling Green, Ohio, since 1999 and as a Vice President and Commercial Loan Officer for Mid-American Bank and Trust Company, Bowling Green, Ohio, since 1993. Before holding that position, he served in various lending management and commercial lending positions with Farmers Banking Company, Lakeview, Ohio, and BancOhio National Bank, Columbus, Ohio, since 1978.

James W. King currently serves as Executive Vice President, Chief Information Security Officer and Secretary. He has also served as a member of the board of directors of Town Square Bank since 1997. Mr. King is a graduate of Centre College with degrees in Economics and Government. Mr. King has been employed by Town Square Bank since 1983 and has held several positions before being named Executive Vice President in 1997 and adding the title of Chief Information Security Officer in 2017.

7

Director Independence

The Board of Directors has determined that each of the Company’s directors, except for Mr. VanHorn, is “independent” as defined in the listing standards of the NASDAQ Stock Market. Mr. VanHorn is not independent by virtue of his current employment as President and Chief Executive Officer.

In determining the independence of the other directors, the Board of Directors considered the following facts, which are not required to be disclosed under “Transactions With Certain Related Persons” pursuant to applicable Securities and Exchange Commission rules: that during the years ended December 31, 2017, 2016 and 2015, Town Square Bank paid $78,953, $74,868 and $98,033, respectively, for office furniture and supplies to Ashland Office Supply, Inc., a company of which Director Thomas L. Burnette is President and owner. The Board of Directors determined that the payment of market prices for office furniture and supplies does not interfere with Mr. Burnette’s exercise of independent judgment in carrying out his responsibilities as a director.

Board Leadership Structure and Risk Oversight

To assure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. The Chairman of the Board is an independent, non-management role. In addition, to minimize the risk involved with having our President and Chief Executive Officer serve on the Board of Directors, the independent directors meet in executive sessions periodically to discuss certain matters such as our independent audit and internal controls. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization.

The Board of Directors is actively involved in oversight of risks that could affect Poage Bankshares. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Poage Bankshares and Town Square Bank, as well as through internal and external audits. Risks relating to the direct operations of Town Square Bank are further overseen by the Board of Directors of Town Square Bank. The Board of Directors of Town Square Bank also has additional committees that conduct risk oversight separate from Poage Bankshares. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2017, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Poage Bankshares has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. We have posted this Code of Ethics on our Internet website at www.townsquarebank.com.

8

Attendance at Annual Meetings of Stockholders

Poage Bankshares does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Except for Bruce VanHorn, all of our directors then serving attended the 2017 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Poage Bankshares, Inc., 1500 Carter Avenue, Ashland, Kentucky 41101, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

The business of Poage Bankshares is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Poage Bankshares are the Audit, Compensation and Nominating Committees.

The Board of Directors held twelve regular meetings, one special meetings and one annual meeting during the year ended December 31, 2017. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Burnette, Gevedon, Stewart and Robinson, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and NASDAQ listing standards. Mr. Robinson serves as chair of the Audit Committee. The Audit Committee also serves as the audit committee of the board of directors of Town Square Bank. The Board of Directors has determined that Mr. Robinson qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules because Mr. Robinson is a certified public accountant and has nearly 40 years of public accounting experience. In addition, each Audit Committee member is able to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of various businesses that they own or with which they have been employed.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.townsquarebank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Poage Bankshares and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met six times during the year ended December 31, 2017.

Nominating Committee. The Nominating Committee is comprised of Directors Burnette, Gevedon, Moore and Robinson, each of whom is independent in accordance with applicable Securities and Exchange Commission rules and NASDAQ listing standards. Mr. Moore serves as chair and Mr. Gevedon serves as vice-chair of the Nominating Committee. The Nominating Committee operates under a written charter which is available on our Internet website at www.townsquarebank.com. The Nominating Committee met twice during the year ended December 31, 2017.

9

The Nominating Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Nominating Committee also seeks directors who can continue to strengthen Town Square Bank’s position in its community and can assist Town Square Bank with business development through business and other community contacts. The Nominating Committee considers the following criteria in evaluating and selecting candidates for nomination:

•	the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;

•	the candidate’s relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•	the candidate’s familiarity with the Company’s market areas, participation in local business, civic, or charitable organizations, and ties to local businesses;

•	the candidate’s personal and professional integrity, honesty and reputation;

•	the candidate’s ability to represent the best interests of Poage Bankshares and its stockholders, including potential for conflicts of interest with the candidate’s other endeavors;

•	the candidate’s ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings;

•	whether or not the candidate would be independent under applicable Securities and Exchange Commission rules and NASDAQ listing standards for purposes of service on the Board of Directors or on any particular committee; and

•	any other factors that the Nominating Committee deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s stockholders, employees, customers and communities, the current composition and size of the Board of Directors, the balance of management and independent directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if such person has been the subject of supervisory action by a financial regulatory agency that resulted in a cease and desist order or an agreement or other written statement subject to public disclosure under 12 U.S.C. §1818(u), or any successor provision; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) if such person did not, at the time of his first election or appointment to the Board of Directors maintain his principal residence within ten miles of an office of Poage Bankshares or any subsidiary thereof for a period of at least one year before the date of his purported election or appointment to the

10

Board of Directors, provided that clause (d) shall not apply to full-time employees of Poage Bankshares or any of its subsidiaries. No person may serve on the Board of Directors and at the same time be a director or officer of a co-operative bank, credit union, savings bank, savings and loan association, trust company, bank holding company or banking association (in each case whether chartered by a state, the federal government or any other jurisdiction), other than of a subsidiary of Poage Bankshares, that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as Poage Bankshares or any of its subsidiaries. No person shall be eligible for election or appointment to the Board of Directors if such person is the nominee or representative, as that term is defined in the regulations of the Board of Governors of the Federal Reserve System, of a company the directors, partners, trustees or 10% stockholders of which would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. The Board of Directors has the power to construe and apply foregoing restrictions and to make all determinations necessary or desirable to implement such provisions, including but not limited to determinations as to whether a person is a nominee or representative of a person, a company or a group, whether a person or company is included in a group, and whether a person is the nominee or representative of a group acting in concert.

During the year ended December 31, 2017, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating Committee may consider qualified candidates for director recommended by our stockholders. Stockholders can recommend qualified candidates for director by writing to our Secretary at 1500 Carter Avenue, Ashland, Kentucky 41101. In order for the Nominating Committee to consider a candidate recommended by a stockholder, the Secretary must receive a submission not less than 150 days before the anniversary of the prior year’s annual meeting. The submission must include the following:

•	the name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the Company’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	the candidate’s written consent to serve as a director;

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	the name and address of the stockholder, and the number of shares of the Company’s common stock that are held of record by such stockholder; and

•	a statement disclosing whether the stockholder is acting with or on behalf of any other person, and, if applicable, the identity of such other person.

Submissions that are received and that satisfy the above requirements are forwarded to the Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

It is important to distinguish between the recommendations of nominees by stockholders pursuant to this policy from a nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Poage Bankshares. See “Stockholder Proposals and Nominations.”

11

Compensation Committee. The Compensation Committee is comprised of Directors Burnette, Moore, Robinson and Stewart, each of whom is independent in accordance with applicable Securities and Exchange Commission rules and NASDAQ listing standards. Mr. Stewart serves as chair of the Compensation Committee. The Compensation Committee also serves as the compensation committee of the board of directors of Town Square Bank. The Compensation Committee met three times during the year ended December 31, 2017.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommend to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee will also administer any stock-based incentive or compensation plan that Poage Bankshares may adopt in the future.

The Compensation Committee operates under a written charter which is available on our Internet website at www.townsquarebank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

•	to attract, retain and motivate an experienced, competent executive management team;

•	to reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

•	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	to encourage ownership of our common stock through stock-based compensation to all levels of management; and

•	to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers several factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Poage Bankshares and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation surveys compiled by the America Bankers Association as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers several factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

12

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2017;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communication With Audit Committees; and

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Poage Bankshares specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Charles W. Robinson, Chair

Thomas L. Burnette

Everett B. Gevedon

Daniel King III

John C. Stewart, Jr.

Transactions With Certain Related Persons

Loans and Extensions of Credit. Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal regulations adopted under this law permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to executive officers must be approved by the full Board of Directors, regardless of amounts, for such purposes as first and second mortgages on primary residences, consumer loans or commercial loans.

Town Square Bank historically made loans to its employees through an employee loan program. Directors, executive officers and Federal Reserve Board Regulation O officers were excluded from this program. The program applied to consumer loans, including automobile loans. Pursuant to this program, Town Square Bank waived the $100 loan processing fee for loans made under the employee loan program. Except for the waived loan processing fee, these loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. Before the acquisition, Town Square Bank made loans to directors and officers under the same terms available to customers. Employees who were not subject to Federal Reserve Board Regulation O were eligible through an employee loan program for a 1.00% reduction in interest rate on consumer loans, and for a waiver of the origination fee on loans on primary residences.

13

All loans made by Town Square Bank to their respective directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the respective institution, and did not involve more than the normal risk of collectability of present other unfavorable features.

Other Transactions. Since the beginning of our last fiscal year, there have been no transaction and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth the total compensation paid to or earned by our President and Chief Executive Officer and our other two most highly compensated executive officers (the “named executive officers”) for the years ended December 31, 2017 and 2016.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($) (1)	Total ($)
Bruce VanHorn	2017	202,000	8,580	—	—	60,772	271,352
President and Chief Executive Officer	2016	202,000	8,580	—	—	61,651	272,231

Miles R. Armentrout	2016	154,386	3,736	—	—	5,178	163,300
Executive Vice President and Chief Credit Officer	2016	152,852	6,365	—	—	6,694	165,911

Jane Gilkerson	2016	152,322	6,605	—	—	1,548	160,475
Executive Vice President and Chief Financial Officer	2016	150,000	6,500	—	—	1,548	158,048

(1)	For 2017, the amounts in this column reflect what Town Square Bank paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites as follows:

Name	Board Fees ($) (1)	Dividends on Restricted Stock ($) (2)	Auto Expenses (3) ($)	Life Insurance ($) (4)	Country Club Dues ($)	Other ($) (5)	Total All Other Compensation ($)
Bruce VanHorn	18,850	—	5,000	2,376	4,546	30,000	60,772
Miles R. Armentrout	—	566	—	1,548	3,064	—	5,178
Jane Gilkerson	—	—	—	1,548	—	—	1,548

(1)	Represents fees paid for service on the Board of Directors of Poage Bankshares and the Board of Directors of Town Square Bank.
(2)	Represents dividends paid on non-vested restricted stock awards.
(3)	Represents amount paid for the named executive officer’s use of an automobile.
(4)	Represents imputed income from life insurance premiums paid by Town Square Bank.
(5)	Represents retention payment of $30,000.

Benefit Plans and Agreements

Change in Control Agreements. Town Square Bank has entered into substantially similar change in control agreements with each of Bruce VanHorn, Miles R. Armentrout and Jane Gilkerson. The agreements have a fixed one-year term and the term may be extended for an additional year at the discretion of the Bank’s Board of Directors. After a change in control of the Company or Town Square Bank and during the term of the agreement, if the executive’s employment is involuntarily terminated for a reason other than cause (as defined in the agreement) or voluntarily terminated for good reason (as defined in the agreement), then the executive will receive a lump sum cash severance payment in an amount equal to one times the executive’s annual base salary (plus $100,000 for Mr. VanHorn) and the executive would be entitled to receive, at no cost to the executive, continued non-taxable medical and dental coverage for twelve months. If the payments and benefits would constitute an “excess parachute payment,” as defined under Section 280G of the Internal Revenue Code, the cash payment will be reduced by the minimum amount to avoid this result.

14

Retirement Plans

401(k) Plan. Town Square Bank participates in the Pentegra Defined Contribution Plan for Financial Institutions, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). Employees who have completed two consecutive months of service and attained the age of 21 will be eligible to participate in the 401(k) Plan.

Under the 401(k) Plan, a participant may elect to defer, on a pre-tax basis, up to 75% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2017, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan. During 2017, Town Square Bank provided an employer matching contribution equal to 50% of a participant’s 401(k) contributions up to 6% of a participant’s annual salary. A participant is always 100% vested in his or her salary deferral contributions and a participant will become 100% vested in employer contributions after completing three years of service. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of a participant’s termination of employment with Town Square Bank.

Defined Benefit Pension Plan. Town Square Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions, a multi-employer pension plan (the “Pension Plan”). The Pension Plan covers all eligible employees meeting certain service and age requirements that were employed by Town Square Bank before January 1, 2007. Effective January 1, 2007, the Pension Plan was amended to provide that employees hired after December 31, 2006 would not be eligible to participate in the Pension Plan. No new or additional benefits accrue under the Pension Plan. During the year ended December 31, 2017, Town Square Bank recognized pension expense of approximately $112,997.

Employee Stock Ownership Plan. Town Square Bank has adopted an employee stock ownership plan for eligible employees. Eligible employees who have attained age 21 and completed one year of service are eligible to participate in the employee stock ownership plan.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 269,790 shares of common stock issued in the offering. The employee stock ownership plan funded its stock purchase with a $2.7 million loan from Poage Bankshares, to be repaid over 20 years. The loan will be repaid principally through Town Square Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 20-year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on the first business day of the calendar year.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become 100% vested in his or her account balance after completing three years of service. Participants also become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Town Square Bank records a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The

15

compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in the Company’s earnings.

Outstanding Equity Awards at Fiscal Year-End

The following table provides for each named executive officer, information concerning unexercised options and stock awards that had not vested as of December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Bruce VanHorn	12,000	4,000	14.16	3/18/2024	—	—
Miles R. Armentrout	—	5,000	15.00	5/10/2023	1,887	39,627
Jane Gilkerson	—	—	—	—	—	—

(1)	Stock options vest at the rate of 20% per year commencing May 21, 2014 (March 18, 2015 for Mr. VanHorn), one year from the date of grant, and continuing on each anniversary thereafter through May 21, 2018 (March 18, 2019 for Mr. VanHorn), five years from the date of grant.
(2)	Restricted stock vests at the rate of 20% per year commencing April 16, 2014, one year from the date of grant, and continuing on each anniversary thereafter through April 16, 2018.
(3)	Reflects the closing market price of the stock on December 29, 2017, the last trading day of the year ($21.00) multiplied by the number of shares of restricted stock held by the named executive officer on such date.

Stock Benefit Plan

2013 Equity Incentive Plan. In January 2013, the Company’s stockholders approved the Poage Bankshares, Inc. 2013 Equity Incentive Plan (the “Equity Incentive Plan”), which provides officers, employees, and directors of Poage Bankshares and Town Square Bank with additional incentives to promote the Company’s growth and performance. Most of the companies that the Company competes with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, the Company’s stockholders have given the Company flexibility needed to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of the Company’s common stock.

The Equity Incentive Plan authorizes the issuance or delivery of up to 472,132 shares of Poage Bankshares common stock pursuant to grants of restricted stock awards, incentive stock options, and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 337,237 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 134,895.

The Equity Incentive Plan is administered by the members of the Company’s Compensation Committee of the Board of Directors (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

The Company’s employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and non-qualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee. Stock awards under the Equity Incentive Plan will be granted only in

16

whole shares of common stock. All restricted stock and stock option grants will be subject to conditions established by the Committee that are set forth in the award agreement.

All stock options and restricted stock awards are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year. The recipients of restricted stock awards are entitled to receive the cash dividends paid on all restricted stock awards, whether such awards are vested or not.

Securities Authorized for Issuance Under Stock-Based Compensation Plans

The following table sets forth information as of December 31, 2017 about common stock that may be issued under the Company’s equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for issuance under stock- based compensation plans (excluding securities reflected in first column
Equity compensation plans approved by stockholders (1)	141,850	14.88	70,529
Equity compensation plans not approved by stockholders	—	—	—
Total	141,850	14.88	70,529

(1)	These awards were granted pursuant to the Equity Incentive Plan.

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2017 certain information as to the total remuneration we paid to our directors other than to our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “—Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($) (1)	Total ($)
Stephen Burchett	18,200	—	—	—	18,200
Thomas L. Burnette	34,550	—	—	—	34,550
Everett B. Gevedon	19,700	—	—	1,881	21,581
Daniel King III	20,200	—	—	—	20,200
Stuart N. Moore	18,200	—	—	2,517	20,717
Charles W. Robinson	22,150	—	—	3,074	25,224
John C. Stewart, Jr	20,250	—	—	—	20,250

(1)	Represents long term care insurance premiums paid by Town Square Bank on behalf of each director, except Messrs. Burchett, Burnette, King and Stewart. In addition, the amounts include dividends paid on non-vested restricted stock awards in the amount of $485 for each of Messrs. Gevedon, Moore and Robinson.

Director Fees

Each person who serves as a director of Poage Bankshares also serves as a director of Town Square Bank and earns director and committee fees in his capacity as a director or committee member of Poage Bankshares and Town Square Bank.  However, if a Poage Bankshares meeting immediately precedes or follows a Town Square Bank meeting the directors will only be paid for one meeting.  All director fees are paid by Town Square Bank. Each director or committee member is paid only if in attendance in person or by telephone.  Employee directors are only paid for special meetings if they are held after 5:00 p.m.

17

Each director of Town Square Bank is paid a regular monthly meeting fee of $1,400, except that Mr. Burnette currently receives $2,500 as Chairman of the Board and Mr. Robinson currently receives, $1,450 as Vice-Chairman of the Board and Mr. VanHorn receives $1,450. Each non-employee director receives $500 per committee meeting, except that each non-employee director receives $50 per meeting of the Directors Loan Committee.

Director Plans

Director Supplemental Retirement Plans. Town Square Bank has purchased insurance policies on the lives of Messrs. Carver, Gevedon, Moore and Robinson and has entered into a Director Supplemental Retirement Plan (the “Plan”) with each of Messrs. Gevedon, Moore and Robinson. The insurance policies are owned by Town Square Bank, which paid each premium due on the policies in a single lump sum. The amount of the premiums paid for the life insurance policies was $60,845, $121,000 and $115,504, respectively, on behalf of Messrs. Gevedon, Moore and Robinson. Under the Director Supplemental Retirement Plans, upon a director’s death, the director’s beneficiary will be paid a death benefit equal to the director’s accrued liability retirement plan, as defined in the plan. If the directors had died as of December 31, 2017, the beneficiaries of Messrs. Gevedon, Moore and Robinson would have received a death benefit of approximately $43,149, $48,639 and $125,051, respectively.

If Messrs. Gevedon, Moore and Robinson remain in the service of Town Square Bank until normal retirement age (age 70), each shall receive an annual benefit payable over thirteen years (fourteen years for Mr. Robinson) in monthly installments commencing thirty (30) days following the date of the director’s retirement. If a director terminates employment following a change in control, then the director shall receive the benefits as if the director had attained normal retirement age. If a termination of employment following a change in control had occurred as of December 31, 2017, Messrs. Gevedon, Moore and Robinson would have received, beginning at normal retirement age (as defined in the plan), amounts specified in an exhibit to each director’s agreement, which provides for different payment amounts in different years. The first year’s payment amounts are approximately $12,921, $8,655 and $11,832, respectively, which would be payable for up to thirteen years (fourteen for Mr. Robinson).

PROPOSAL II — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The compensation of our named executive officers is described above under “Executive Compensation.” Stockholders are urged to read that section, which discusses our compensation policies and procedures with respect to our named executive officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, stockholders are being asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory (non-binding) resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the “Executive Compensation” section of the Proxy Statement.”

This advisory vote, commonly known as a “say-on-pay” advisory vote, gives stockholders the opportunity to endorse or not endorse the Company’s executive pay program. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue with our stockholders on executive compensation and other important governance topics and encourage all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs. At the Company’s 2013 Annual Meeting of Stockholders, the stockholders of the Company adopted a non-binding resolution that the “say-on-pay” vote would be conducted every year. Accordingly, the Board of Directors presents the “say-on-pay” advisory vote to the stockholders on an annual basis. The “say-on-pay” advisory vote will next be presented to the stockholders at the 2018 Annual Meeting of Stockholders.

The Board of Directors unanimously recommends a vote “FOR” the approval of the advisory (non-binding) resolution.

18

The federal securities laws also require the Company to obtain, at least once every six years, a shareholder vote on the frequency of a shareholder vote on the compensation of the Company’s named executive officers. At the Company’s 2013 Annual Meeting of Stockholders, the Board of Directors recommended and the stockholders voted in favor of an annual advisory vote on the compensation of the named executive officers. The next stockholder vote on the frequency of a stockholder vote on the compensation of the named executive officers will occur no later than at the Company’s 2019 Annual Meeting of Stockholders.

PROPOSAL III — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP served as our independent registered public accounting firm for the year ended December 31, 2016. The Audit Committee of Poage Bankshares has approved the engagement of Crowe Horwath LLP to serve as our independent registered public accounting firm for the year ending December 31, 2017, subject to the ratification of the engagement by our stockholders at the Annual Meeting. A representative of Crowe Horwath LLP is expected to attend the Annual Meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Crowe Horwath LLP is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Poage Bankshares and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2016 and December 31, 2015.

	2016	2015

Audit Fees	$123,466	$126,193
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

Audit Fees. Audit fees represent the aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements.

Audit Committee Pre-Approval Policy. The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered, is compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement before the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Crowe Horwath LLP.

The Board of Directors unanimously recommends a vote “FOR” the ratification of Crowe Horwath LLP to serve as the independent registered public accounting firm for the year ending December 31, 2017.

19

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2019 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 1500 Carter Avenue, Ashland, Kentucky 41101, no later than December 14, 2018, which is 120 days before the first anniversary of the date we expect to mail these proxy materials. If the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2019 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting or a director nomination must be received at our executive office not more than 90 days and not less than 80 days before the date of such meeting; provided, that if less than 90 days’ notice of such meeting is given to stockholders, such stockholder proposal must be received at our executive office not later than the 10th day following the date on which notice of such meeting was mailed to stockholders or was otherwise disclosed in a press release reported by a nationally recognized news service, in a document publicly filed or furnished with the Securities and Exchange Commission, or on our website.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the books of Poage Bankshares and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Poage Bankshares; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws (see “Meetings of the Board of Directors—Nominating Committee”); (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

20

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Poage Bankshares common stock. In addition to solicitations by mail, directors, officers and regular employees of Poage Bankshares may solicit proxies personally or by telephone without additional compensation.

A COPY OF THE 2016 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 1500 CARTER AVENUE, ASHLAND, KENTUCKY 41101 OR BY CALLING (606) 324-7196.

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

BY ORDER OF THE BOARD OF DIRECTORS

James W. King
Secretary

Ashland, Kentucky

April 13, 2018

21

Fitch Proof - 92242-Poage Proxy Card Rev 02 - Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail POAGE BANKSHARES, INC. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2018. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE – 1 (866) 894-0536 (toll-free) Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED REVOCABLE PROXY Please mark your votes X like this THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 1. Election of Directors 2. Approval of advisory, non-binding resolution with respect to executive compensation. FOR AGAINST ABSTAIN (1) Steven S. Burchett (2) Daniel King III 3. Ratification of the appointment of Crowe Horwath LLP to serve as the independent registered public accounting firm. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3. CONTROL NUMBER Signature Signature, if held jointly Date , 2018 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Fitch Proof - 92242-Poage Proxy Card Rev 02 - Back Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 15, 2018. The Proxy Statement and the 2017 Annual Report to Stockholders are available at: http://www.cstproxy.com/townsquarebank/2018 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED REVOCABLE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS POAGE BANKSHARES, INC. The undersigned appoints Bruce Van Horn, Everett B. Gevedon, John C. Stewart, Jr., Charles Robinson and Stuart Moore, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Poage Bankshares, Inc. held of record by the undersigned at the close of business on March 29, 2018 at the Annual Meeting of Stockholders of Poage Bankshares, Inc. to be held on May 15, 2018, or at any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEES FOR DIRECTOR AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued, and to be marked, dated and signed, on the other side)